Exhibit 32.1

CERTIFICATION

32.1 Certification of the Chief Executive Officer and Chief Financial Officer of SunGame Corporation pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SunGame Corporation (the "Company") for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Guy M. Robert, Chief Executive Officer and Chief Financial Officer of SunGame Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2010

/s/ Guy M. Robert
Guy M. Robert